Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents.
Cash and cash equivalents

13.Cash and cash equivalents

	As at December 31
(in EUR 000)	2023	2022
Short term deposit	9,158	36
Current accounts	12,452	17,852
Total cash and cash equivalents	21,610	17,888

Cash and cash equivalents increased to €21.6 million as at December 31, 2023, compared to €17.9 million as at December 31, 2022 with an increase of short term deposits by €9.1 million which is partially offset by a decrease of current accounts by €5.4 million. The short term deposits relate to term accounts with an initial maturity less than 3 months measured at amortized costs.